Exhibit 21.1
SUBSIDIARIES OF REGISTRANT

The following is a list of subsidiaries of Genesis Energy, L.P. as of December 31, 2023.

SUBSIDIARY	JURISDICTION OF ORGANIZATION
AMERICAN NATURAL SODA ASH CORP.	DELAWARE
AP MARINE, LLC	DELAWARE
BR PORT SERVICES, LLC	DELAWARE
CAMERON HIGHWAY OIL PIPELINE COMPANY, LLC	DELAWARE
CAMERON HIGHWAY PIPELINE GP, L.L.C.	DELAWARE
CAMERON HIGHWAY PIPELINE I, L.P.	DELAWARE
CASPER EXPRESS PIPELINE, LLC	DELAWARE
DAVISON PETROLEUM SUPPLY, LLC	DELAWARE
DAVISON TRANSPORTATION SERVICES, INC.	DELAWARE
DAVISON TRANSPORTATION SERVICES, LLC	DELAWARE
DEEPWATER GATEWAY, L.L.C.	DELAWARE
FLEXTREND DEVELOPMENT COMPANY, L.L.C.	DELAWARE
GA ORRI, LLC	DELAWARE
GA ORRI HOLDINGS, LLC	DELAWARE
GEL CHOPS GP, LLC	DELAWARE
GEL CHOPS I, L.P.	DELAWARE
GEL CHOPS II, L.P.	DELAWARE
GEL DEEPWATER, LLC	DELAWARE
GEL IHUB, LLC	DELAWARE
GEL LOUISIANA FUELS, LLC	DELAWARE
GEL ODYSSEY, LLC	DELAWARE
GEL OFFSHORE PIPELINE, LLC	DELAWARE
GEL OFFSHORE, LLC	DELAWARE
GEL PALOMA, LLC	DELAWARE
GEL PIPELINE OFFSHORE, LLC	DELAWARE
GEL POSEIDON, LLC	DELAWARE
GEL SEKCO, LLC	DELAWARE
GEL SYNC LLC	DELAWARE
GEL TEX MARKETING, LLC	DELAWARE
GEL TEXAS PIPELINE, LLC	DELAWARE
GEL WYOMING, LLC	DELAWARE
GENESIS ALKALI HOLDINGS COMPANY, LLC	DELAWARE
GENESIS ALKALI HOLDINGS, LLC	DELAWARE
GENESIS ALKALI, LLC	DELAWARE
GENESIS ALKALI WYOMING, LP	DELAWARE
GENESIS BR, LLC	DELAWARE
GENESIS CHOPS I, LLC	DELAWARE
GENESIS CHOPS II, LLC	DELAWARE
GENESIS CRUDE OIL, L.P.	DELAWARE
GENESIS DAVISON, LLC	DELAWARE
GENESIS DEEPWATER HOLDINGS, LLC	DELAWARE
GENESIS ENERGY FINANCE CORPORATION	DELAWARE
GENESIS ENERGY, LLC	DELAWARE
GENESIS FREE STATE HOLDINGS, LLC	DELAWARE
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC	DELAWARE
GENESIS IHUB HOLDINGS, LLC	DELAWARE

Exhibit 21.1

SUBSIDIARY	JURISDICTION OF ORGANIZATION
GENESIS MARINE, LLC	DELAWARE
GENESIS NEJD HOLDINGS, LLC	DELAWARE
GENESIS ODYSSEY, LLC	DELAWARE
GENESIS OFFSHORE HOLDINGS, LLC	DELAWARE
GENESIS OFFSHORE, LLC	DELAWARE
GENESIS PIPELINE ALABAMA, LLC	ALABAMA
GENESIS PIPELINE TEXAS, L.P.	DELAWARE
GENESIS PIPELINE USA, L.P.	DELAWARE
GENESIS POSEIDON HOLDINGS, LLC	DELAWARE
GENESIS POSEIDON, LLC	DELAWARE
GENESIS RAIL SERVICES, LLC	DELAWARE
GENESIS SAILFISH HOLDINGS, LLC	DELAWARE
GENESIS SEKCO, LLC	DELAWARE
GENESIS SMR HOLDINGS, LLC	DELAWARE
GENESIS SYNGAS INVESTMENTS, L.P.	DELAWARE
GENESIS TEXAS CITY TERMINAL, LLC	DELAWARE
HIGH ISLAND OFFSHORE SYSTEM, L.L.C.	DELAWARE
MANTA RAY GATHERING COMPANY, L.L.C.	TEXAS
MATAGORDA OFFSHORE, LLC	TEXAS
MILAM SERVICES, INC.	DELAWARE
POSEIDON PIPELINE COMPANY, L.L.C.	DELAWARE
RED RIVER TERMINALS, L.L.C.	LOUISIANA
SAILFISH PIPELINE COMPANY, L.L.C.	DELAWARE
SEAHAWK SHORELINE SYSTEM, LLC	TEXAS
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, LLC	DELAWARE
SYNC PIPELINE LLC	DELAWARE
TDC SERVICES, LLC	DELAWARE
TDC, L.L.C.	LOUISIANA
TEXAS CITY CRUDE OIL TERMINAL, LLC	DELAWARE
THUNDER BASIN HOLDINGS, LLC	DELAWARE